Item 8.01 Other Events

       Press Release     Source: Qlinks America, Inc.

Qlinks America, Inc., along with its strategic partners Denver Newspaper Agency and K&G Petroleum, LLC., announces the launch of its in-market advertising solution set with the installation of its touch-screen electronic coupon kiosks at several area convenience stores.

Golden, Colo., October 5 -

Denver Newspaper Agency
101 W. Colfax Avenue
Denver, CO 80202

K&G Petroleum, LLC
9777 S Yosemite Street. Ste 120
Lone Tree, CO 80124
Qlinks America, Inc.
112 N Rubey Drive, Ste 180
Golden, CO 80403


PRESS RELEASE

FOR IMMEDIATE RELEASE


For More Information, Contact:

Kate Weber
(303) 954-1114
Denver Newspaper Agency
KWeber@DenverNewspaperAgency.com

Mike Haynes
(303) 792-9467
Jenny's Market
mike@kgconoco.com

Dennis Barnes
(916) 717-2700
Qlinks America, Inc.
dbarnes@qlinksamerica.com

Electronic coupons become a reality

YourHubClub and Jenny's Club provide neighborhood shoppers with savings and loyalty rewards at local retailers, without the cost and hassle of paper coupons.

Denver, CO - October 2, 2006 - The Denver Newspaper Agency (DNA), jointly owned by MediaNews and The E. W. Scripps Company, has continued its market introduction of innovative zoned products with the August 31st launch of electronic coupon advertising for local retailers and their affiliated product manufacturers.

The new offering, `YourHubClub.com', aligns with the DNA's weekly publication YourHub.com, a website where people can post their own photos and stories whenever they want. YourHub.com is produced every Thursday by the Rocky Mountain News and delivered by the Denver Newspaper Agency to subscribers of the Rocky Mountain News and The Denver Post.

The market launch of YourHubClub.com in the YourHub.com sections for southern suburbs of Denver, CO, offers consumers a free club membership for viewing, selecting, and redeeming electronic coupons within their local neighborhoods. The offering of electronic coupons compliments the newspaper coupons and advertising in print, as well as the promotions on YourHub.com websites.

Consumers can sign up for their free membership at www.yourhubclub.com, by calling 720-889-8840, or by picking up a card at participating retailers. Consumers earn loyalty points for joining and for shopping at participating retailers; these points are used as entries into drawings for prizes and to redeem a variety of offered rewards. Participating retailers advertise in print, on the Internet and within the local market via kiosks that offer the electronic coupons for redemption at their places of business.

In addition, retailers can, in real time, go onto the Internet and see how many consumers have viewed, selected, and redeemed their coupons. This form of feedback is invaluable in determining the effectiveness of a retailer coupon and in targeting consumers with the items they are most likely to buy.

Jenny's Market (www.jennysmarket.com), a Conoco-branded convenience store chain in the Denver market, is also a partner in this new offering. Kiosks at selected Jenny's Market pump islands and within the store allow consumers to view and select electronic coupons while they are filling their car with gasoline.

Qlinks America, Inc. (QLINKS - www.qlinksamerica.com), a Colorado Company, is the DNA partner that has developed and delivers the technology infrastructure and back-office operations for the electronic couponing solution. QLINKS delivers cost-effective `targeted advertising' solutions within existing Communities of Interest (COI), such as local shopping neighborhoods, to increase revenues and profits for consumer packaged goods retailers, distributors, and manufacturers, as well as those firms that sell within defined business communities.

 "I am excited to extend the already successful YourHub.com brand, to now provide a cutting edge couponing solution" said Bill Reynolds, Vice President of Circulation and General Manager of YourHub.com.YourHub.com has taken the market penetration of the Denver Post and Rocky Mountain News and provided zoned coverage to help all business focus in on their immediate market area and or preferred demography. YourHub.com puts the citizens in the driver's seat with the ability to write their news; now YourHubClub.com puts advertisers and citizens in the driver's seat as they can track how their coupons are being used while consumers benefit from discounts to retailers that are close by while earning points to get further discounts on gas. We look forward to the positive consumer and retailer feedback."

Jim Mulford, President and CEO of QLINKS, said, "We are very pleased to be partnered with Denver Newspaper Agency, YourHub.com, Jenny's Market, and our other strategic partners. After five years of market research, development, integration, and testing, the vision of our founder, Bill Jones, has transitioned to a market solution that can deliver positive results to advertising retailers and local neighborhood shoppers."

Over the next 90 days, the Denver Newspaper Agency, QLINKS, and Jenny's Market expect to expand the number of participating retailers and members in the market launch neighborhoods. After a successful launch, the partners plan to expand the electronic couponing solution across the Denver metropolitan area.


About YourHub.com

YourHub.com is a website where people can post their own photos and stories whenever they want. This section is produced every Thursday by the Rocky Mountain News and delivered by the Denver Newspaper Agency to subscribers of the Rocky Mountain News and The Denver Post. Both newspapers are published by the DNA under terms of a joint operating agreement that combines business functions while maintaining separate and competitive editorial products.

In addition, YourHub.com is being syndicated nationally with many other prominent newspapers. YourHub.com is a leader in citizen journalism, coupled with a focus on neighborhood news, events, and editorials. Local advertisers can align with local news to target the consumers most likely to frequent their stores (local neighborhood shoppers). For more information concerning YourHub.com, please contact Kate Weber at (303) 954-1114 weberk@yourhub.com.

About Qlinks America

Qlinks America, Inc. (www.qlinksamerica.com) is a public-reporting company, with headquarters in Golden, CO. Through its' Qlinks Retail Group (QRG), the company delivers cost-effective `targeted advertising' solutions within existing Communities of Interest (COI), such as local shopping neighborhoods. Through its' Qlinks Media Group (QMG), located in Niceville, FL, the company services internet-based business COI, including the industry-leading Geospatial community (www.geocommunity.com), for targeted advertising and COI- specific product sales. For more information concerning QLINKS, please contact Michael Thornley at (303) 328-3292 or mthornley@qlinksamerica.com.

About Jenny's Market

Jenny's Market is a chain of over 30 convenience stores in the Denver Market, owned and operated by privately-held K&G Petroleum, LLC. The new Jenny's Market brand is focused on higher-quality offerings within the convenience store, including high-end meat products, fresh fruit, premium coffee and soft drink services. As the Jenny's Market brand continues to expand throughout the Denver market, additional value-added services for the customer will be introduced. Jenny's Club has been aligned with YourHubClub.com to provide a single premium free membership to local neighborhood shoppers. For more information concerning Jenny's Market, please contact Mike Haynes at (303) 792-9467 or mike@kgconoco.com.

For more information, please visit www.QlinksAmerica.com .
                                   ---------------------

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking information. Statements that are not descriptions of historical facts are forward-looking statements provided under the "safe harbor" protection of the Private Securities Litigation Reform Act of 1995. These statements are made to enable a better understanding of our business, but because these forward-looking statements are subject to many risks, uncertainties, future developments and changes over time, actual results may differ materially from those expressed or implied by such forward-looking statements. Examples of forward-looking statements are statements about anticipated financial or operating results, financial projections, business prospects, future product performance and other matters that are not historical facts. Such statements often include words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions.